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                                                                    EXHIBIT 32.2

  CERTIFICATION OF CFO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Zapata Corporation (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Leonard DiSalvo, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to the best of my knowledge, that:

          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          /s/ LEONARD DISALVO
                                          --------------------------------------
                                          Leonard DiSalvo
                                          Vice President -- Finance and Chief
                                          Financial Officer
                                          March 14, 2005

     This Certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.